CONVERSION AGREEMENT

THIS AGREEMENT ("Agreement") dated as of July 13, 2011 is by and among Iron Eagle Group, Inc., a Delaware corporation ("Iron Eagle"); Jason M. Shapiro ("J.M. Shapiro"); Jake A. Shapiro ("J.A. Shapiro"); Belle Haven Partners LLP ("Belle Haven"); Joseph E. Antonini ("Antonini"); Gary J. Giulietti ("Giulietti"); Glen R. Gamble ("Gamble"); and Robert A. Hildebrand ("Hildebrand"). This agreement replaces the conversion agreement entered into by and among the Parties dated May 19, 2011.

INTRODUCTION.

Each of the parties hereto do hereby acknowledge that:

A. As at December 31, 2010, an aggregate of $221,250 of accrued compensation obligations was owed by Iron Eagle to J.M. Shapiro (the "J.M. Shapiro Accrued Obligations").

B. As at December 31, 2010, an aggregate of $479,439 of accrued compensation and expense reimbursement was owed by Iron Eagle to Belle Haven and/or J.A. Shapiro under a consulting agreement with Iron Eagle (collectively, the "Belle Haven Accrued Obligations").

C. As at December 31, 2010, an aggregate of $108,000 of accrued compensation was owed by Iron Eagle to Gamble under a consulting agreement with Iron Eagle (the "Gamble Accrued Obligations").

D. As at December 31, 2010, an aggregate of $108,000 of accrued compensation was owed by Iron Eagle to Hildebrand under a consulting agreement with Iron Eagle (the "Hildebrand Accrued Obligations").

E. As at December 31, 2010, an aggregate of $22,842 of accrued cash compensation was owed by Iron Eagle to Antonini as directors fees (the "Antonini Accrued Obligations").

F. As at December 31, 2010, an aggregate of $32,842 of accrued cash compensation was owed by Iron Eagle to Giulietti as directors fees (the "Giulietti Accrued Obligations").

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto intending to be bound hereby, it is mutually agreed as follows:.

1.   Definition.   The J.M. Shapiro Accrued Obligations, the Belle
Haven Accrued Obligations, the Gamble Accrued Obligations, the
Hildebrand Accrued Obligations, the Antonini Accrued Obligations, and the Giulietti Accrued Obligations aggregating $972,374 are hereinafter sometimes collectively referred to as the Accrued Obligations."

2.   Conversion of Accrued Obligations.	By their execution of this
Agreement, each of J.M. Shapiro, J.A. Shapiro, Belle Haven, Gamble, Hildebrand, Antonini and Giulietti do hereby individually agree that, simultaneous with the consummation of a public offering of securities of Iron Eagle providing gross proceeds of not less than $10,000,000 (the "Qualified Public Offering"), they will convert all Accrued Obligations owed to each of them by Iron Eagle as at December 31, 2010, as set forth above in the Introduction, into shares of the common stock, $0.00001 par value per share, or Iron Eagle (the "Conversion Shares"), at a conversion price of eighty percent (80%) of the offering price of the Qualified Public Offering.

3.   Adjustments for Stock Splits.

   (a)   Iron Eagle contemplates in connection with the Qualified
Public Offering that it will consummate a reverse split of its outstanding shares of common stock, $0.00001 par value per share (the "Common Stock").

   (b) In the event and to the extent that Iron Eagle consummates a reverse stock split or forward stock split, the number of Conversion Shares and the Conversion Price shall be proportionately and equitably adjusted. Accordingly, if for example, Iron Eagle consummates a 1:8 reverse split of its outstanding Common Stock, the aggregate number of conversion Shares issuable to each of the parties hereto shall be divided by eight. and the Conversion Price shall be multiplied by eight.


4.   Other Waivers

   (a) Except for $19,647 in advances made by Gamble as of May 19, 2011, by their execution of this Agreement each of Hildebrand and Gamble do hereby waive any and all other debts, fees, obligations or other liabilities that Iron Eagle or its subsidiary owes or may owe to them as of May 19, 2011.


5.   General.

   a) Governing Law and Jurisdiction. This Agreement, its construction and the determination of any rights, duties or remedies of the parties hereunder, shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement or any of the Transaction Documents may be brought against any of the parties in the courts of the State of New York, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

   b) Entire Agreement. This Agreement (including all attachments and any future amendments thereto) constitutes the parties' entire agreement and understandings on the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, express or implied, relating to the subject matter hereof.

   c) Modification & Waiver. This Agreement may not be amended or modified in any respect except by written agreement duly executed by authorized officers or representatives of each party. No waiver of any of the terms and conditions of this Agreement shall be binding or effectual for any purpose unless in writing and signed by the party against whom such waiver is sought to be enforced, and any such waiver shall be effective only in the specific instance and for the specific purpose given. No failure of delay on the part of either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

   d) Counterparts; Electronic or Facsimile Signatures. This Agreement has may be executed in multiple counterparts, each of which when duly executed by the parties shall be deemed an original but all of which shall constitute one and the same Agreement. Signatures of any one or more parties that are delivered by electronic mail or facsimile transmission shall have the same effect as ribbon original signatures.

   e) Binding Effect. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, permitted assignees, heirs and personal representatives. The rights and obligations provided by this Agreement shall not be assignable by any Seller without Buyers' prior written consent. Nothing expressed or referred to in this Agreement is intended or will be construed to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement.


   f) Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given when received by the addressee by hand delivery, telecopy, or nationally recognized overnight delivery service, with written confirmation of receipt, sent in each case to the appropriate addresses and fax numbers set forth in the signature lines below (or to such other addresses or fax number as either party may designate from time to time by written notice to the other).

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follows]



IN WITNESS WHEREOF, THE PARTIES HAVE READ, DISCUSSED, UNDERSTOOD, AND AGREED TO THE TERMS HEREOF, AND HAVE EXECUTED THIS AGREEMENT, EFFECTIVE AS OF THE DATE FIRST ABOVE WRITTEN.

/s/Jason M. Shapiro                    /s/Jake A. Shapiro
-----------------------                ------------------------
Jason M. Shapiro                       Jake A. Shapiro

/s/Glen A. Gamble                      /s/Robert A. Hildebrand
-----------------------                ------------------------
Glen A. Gamble                         Robert A. Hildebrand

/s/Gary J. Giulietti                   /s/Joseph E. Antonini
-----------------------                ------------------------
Gary J. Giulietti                      Joseph E. Antonini


BELLE HAVEN PARTNERS LLC

By:   /s/Jake A. Shapiro
      -----------------------
	Jake A. Shapiro


IRON EAGLE GROUP, INC.



By:   /s/Jason M. Shapiro
      -----------------------
Name: Jason M. Shapiro
Title: Chief Executive Officer



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